23.1                    CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in this Registration Statement on Form SB-2 [file no. 0-17594] of our report dated April 12, 2000, on our audits of the financial statements of USA Biomass Corporation, a Delaware corporation.

Dated: May 5, 2000
                                    By: /s/
                                       ----------------------------------
                                    For: Kelly & Company
                                         Newport Beach, California